Expense Example, No Redemption - Tortoise Energy Infrastructure Total Return Fund - C Class	Mar. 30, 2026 USD ($)
Prospectus [Line Items]
Expense Example, No Redemption, 1 Year	$ 194
Expense Example, No Redemption, 3 Years	600
Expense Example, No Redemption, 5 Years	1,032
Expense Example, No Redemption, 10 Years		[1]

[1]	Class C shares automatically convert to Class A shares after approximately eight years from the date of purchase. As a result, a ten-year expense example for Class C shares is not presented. For informational purposes, assuming conversion after eight years, the expenses for the ten-year period would be $2,035 on a $10,000 investment, reflecting expenses for eight years at the Class C expense ratio and two years at the Class A expense ratio.